UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2025

VOLATO GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1954 Airport Road, Suite 124

Chamblee, GA 30341

(Address of principal executive offices) (zip code)

844-399-8998

Registrant’s telephone number, including area code

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SOAR	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $287.50	SOARW	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Merger Agreement

On July 28, 2025, Volato Group, Inc., a Delaware corporation (“Volato”, “we”, “us”, “our” or the “Company”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Volato Merger Subsidiary, Inc., a Nevada corporation and wholly-owned subsidiary of Volato (“Merger Sub”), and M2i Global, Inc., a Nevada corporation (“M2i Global”), pursuant to which Merger Sub will merge with and into M2i Global, with M2i Global surviving the merger as a wholly-owned subsidiary of Volato (together with all other transactions contemplated by the Merger Agreement, the “Merger”). The Merger is subject to approval by the Company’s stockholders and other customary closing conditions. After careful consideration, each of the Volato and M2i Global boards of directors have approved the Merger Agreement and have determined that it is advisable to consummate the Merger and related transactions.

It is expected that, at the closing, (i) Matthew Liotta will resign as Chief Executive Officer of Volato and be appointed as president of the aviation technology business lines of Volato, and (ii) Major General (Ret.) Alberto Rosende will become the Chief Executive Officer of Volato. Mark Heinen will remain as Chief Financial Officer of Volato.

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $0.001 par value per share, of M2i Global (“M2i Global Common Stock”) issued and outstanding immediately prior to the Effective Time will be converted into the right to receive a number of shares of Class A common stock, par value $0.0001 per share of Volato (the “Volato Common Stock”) equal to 85% of the Common Stock on an as converted and fully diluted basis at the Effective Time, excluding shares of Common Stock underlying outstanding Volato warrants, and as may be adjusted in accordance with the Merger Agreement (the “Merger Consideration”). The actual amount of the Merger Consideration will be determined at the Effective Time and is subject to change based on the fully diluted number of shares of Common Stock issued and outstanding immediately prior to the Effective Time in accordance with the Merger Agreement.

The Company’s stockholders will continue to own and hold their existing shares of the Company’s common stock as of closing of the Merger.

Representations and Warranties

The Merger Agreement contains a number of customary representations and warranties made by each of the Company, Merger Sub, and M2i Global as of the date of the Merger Agreement or other specified dates. Certain of the representations and warranties are qualified by materiality and/or information provided in the disclosure schedules to the Merger Agreement. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement. In addition, such representations and warranties were made only as of the date of the Merger Agreement, or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

The representations and warranties of the parties contained in the Merger Agreement terminate as of, and do not survive, the closing.

Covenants of the Parties

The Merger Agreement contains a number of customary covenants made by each of the Company, Merger Sub, and M2i Global. Each of the parties has agreed to use reasonable best efforts to consummate the Merger and other transactions contemplated by the Merger Agreement.

Volato will distribute a proxy statement to seek the approval of its stockholders to, among other things, (i) adopt and approve the Merger Agreement and the Merger; (ii) appoint members of the post-closing board of directors; and (iii) approve such other matters as the parties mutually determine to be necessary or appropriate in order to effect the Merger.

The parties agreed that the post-closing board of directors will consist of seven directors, comprised of (i) six directors designated prior to the closing by M2i Global, and (ii) Matthew Liotta, who will be designated as Class I director on the post-closing board of directors.

Preparation of the Registration Statement

Volato agreed to, as promptly as practicable after the date of the Merger Agreement, in cooperation with the Company, prepare and file with the Securities and Exchange Commission (the “SEC”), a registration statement on Form S-4 (the “Registration Statement”) to effect the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the shares of Volato Common Stock that will be issued as Merger Consideration in connection with the Merger. Volato agreed to use its commercially reasonable efforts to have the Registration Statement declared effective as promptly as practicable after filing, including by responding to comments of the SEC.

Closing Conditions

The consummation of the Merger is subject to customary closing conditions, including, among others, (i) the adoption of the Merger Agreement and the transactions contemplated thereby by the board of directors and the requisite stockholders of the Company and M2i Global, (ii) the absence of any law or order by any governmental entity in effect that seeks to enjoin, make illegal, delay or otherwise restrain or prohibits the consummation of the Merger, (iii) the approval of the listing of the combined company on the NYSE American LLC (“NYSE American”), (iv) subject to certain materiality exceptions, the accuracy of certain representations and warranties contained in the Merger Agreement and the compliance by each party with the covenants contained in the Merger Agreement, (v) the absence of a material adverse effect with respect to each of Volato and M2i Global from the date of the Merger Agreement until the closing, (vi) the effectiveness of the Registration Statement, (vii) Volato having net debt of not more than $10,000,000 at the closing, and (viii) delivery of certain certificates and opinions as agreed to between the parties under the Merger Agreement.

Termination

The Merger Agreement provides certain termination rights for both the Company and M2i Global, including if the closing has not occurred on or prior to January 15, 2026; provided, that this right to terminate the Merger Agreement shall not be available to any party whose action or failure to comply with its obligations under the Merger Agreement or any of the other transaction documents has been the primary cause of, or has primarily resulted in, the failure of the closing to occur on or prior to such date.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Stockholder Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, each of the Company’s officers and directors and certain other significant stockholders, who collectively hold approximately 12% of the Company’s issued and outstanding common stock, entered into a stockholder voting and support agreement (the “Stockholder Support Agreement”). The Stockholder Support Agreement provides that, among other things, each of the parties thereto has agreed to vote or cause to be voted all of the shares of Company’s common stock owned by such stockholder in favor of, among other things, the Merger Agreement, at a special or annual meeting of the Company’s stockholders.

The foregoing description of the Stockholder Support Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Stockholder Support Agreement attached hereto as Exhibit 10.1.

Item 8.01 Other Events.

On July 29, 2025, the Company and M2i Global issued a joint press release announcing, among other things, the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, and statements regarding the transactions contemplated by the Merger Agreement. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to agreements with third parties; the possibility that the proposed transactions do not close when expected or at all; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; our ability to maintain the listing of our common stock on the NYSE American LLC; the outcome of any current legal proceedings or future legal proceedings that may be instituted against us; unanticipated difficulties or expenditures relating to our business plan; and those risks detailed in our most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Additional Information and Where to Find It

In connection with the transactions contemplated by the Merger Agreement, Volato intends to file with the SEC a registration statement on Form S-4 (the "Registration Statement"), which will include a preliminary proxy statement/prospectus. This Current Report on Form 8-K is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Volato or M2i Global has filed or will file with the SEC or send to its stockholders or investors in connection with the proposed Merger. This document does not contain all the information that should be considered concerning the proposed Merger and other matters and is not intended to form the basis for any investment decision or any other decision in respect of such matters.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, VOLATO’S STOCKHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED BY VOLATO WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER.

After the Registration Statement is declared effective, the definitive proxy statement will be mailed to stockholders of Volato as of a record date to be established for voting on the proposed Merger. Additionally, Volato will file other relevant materials with the SEC in connection with the proposed Merger. Copies of the Registration Statement, the definitive proxy statement/final prospectus and all other relevant materials for the proposed Merger filed or that will be filed with the SEC may be obtained, when available, free of charge at the SEC's website at www.sec.gov. Volato’s stockholders may also obtain copies of the definitive proxy statement/prospectus, when available, without charge, by directing a request to Volato at 1954 Airport Road, Suite 124, Chamblee, GA 30341, or by telephone at (844) 399-8998.

Participants in the Solicitation of Proxies

Volato and M2i Global and certain of their respective directors and officers may be deemed participants in the solicitation of proxies from Volato's stockholders in connection with the proposed Merger. Volato’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the names and interests in the proposed Merger of Volato's directors and officers in Volato's filings with the SEC, including Volato’s annual reports on Form 10-K and quarterly reports on Form 10-Q. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Volato's stockholders in connection with the proposed Merger and a description of their direct and indirect interests will be included in the definitive proxy statement/prospectus relating to the proposed Merger when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed Merger is expected to be implemented solely pursuant to the legally binding definitive agreement which will be filed as an exhibit to a Current Report on Form 8-K by Volato, and which contains the material terms and conditions of the proposed Merger. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger and Reorganization, dated July 28, 2025, between Volato Group, Inc., Volato Merger Subsidiary, Inc., and M2i Global, Inc.

10.1*	Form of Stockholder Voting and Support Agreement.

99.1	Press Release, dated July 29, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2025

Volato Group, Inc.

By:	/s/ Mark Heinen
Name:	Mark Heinen
Title:	Chief Financial Officer